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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-85994) of OfficeMax, Inc. of our report dated February 27, 1997 appearing on page 20 of the Annual Report on Form 10-K for the year ended January 25, 1997.

/s/ Price Waterhouse LLP
------------------------

PRICE WATERHOUSE LLP

Cleveland, Ohio
April 24, 1997